UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 18, 2020 (May 6, 2020)

TARONIS FUELS, INC.

(Exact name of registrant as specified in its charter)

Delaware	00056101	32-0547454
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employee Identification No.)

24980 N. 83rd Avenue, Suite 100

Peoria, Arizona 85383

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (866-370-3835)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 15, 2020, Taronis Fuels, Inc. (the “Company”) closed a private placement of restricted common stock offered to certain accredited investors. In connection with the private placement, the Company entered into subscription agreements with seven accredited investors (“Subscription Agreement(s)”). Pursuant to the terms of the Subscription Agreement(s), the Company sold, in the aggregate, 9,000,000 shares of restricted common stock at a price of $0.10 per share for gross proceeds of $900,000 (“Offering”). The Subscription Agreement(s) includes certain other terms and conditions typical of subscription agreements.

No placement agents were utilized in the Offering and no commissions or finders fees were paid in connection with the sale of the restricted common stock.

The above description of the Subscription Agreement(s) does not purport to be complete and is qualified in its entirety by the “form of” Subscription Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

On May 6, 2020, the Company issued 138,000 shares of restricted common stock valued at a market price of $0.12 per share to a consultant for services rendered or to be rendered pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”).

On June 15, 2020, the Company issued and sold an aggregate of 9,000,000 shares of restricted common stock at a price of $0.10 per share for gross process of $900,000 to seven accredited investors in a private placement conducted pursuant to an exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D Rule 506(b) promulgated thereunder.

The total number of shares issued and outstanding as of the date of this Current Report is 163,436,404.

The applicable information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Form of Subscription Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2020

TARONIS FUELS, INC.

/s/ Scott Mahoney
By:	Scott Mahoney
Its:	Chief Executive Officer